UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 13, 2004

RED HAT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-26281	06-1364380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1801 Varsity Drive, Raleigh, North Carolina 27606

(Address of Principal Executive Offices, Including Zip Code)

(919) 754-3700

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

On July 13, 2004, Red Hat, Inc. issued a press release announcing its intention to restate its audited financial statements for the fiscal years ended February 29, 2004, February 28, 2003, and February 28, 2002, and its unaudited financial statements for the fiscal quarter ended May 31, 2004. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release dated July 13, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED HAT, INC.

	By:	/s/ Michael Cunningham
Michael Cunningham
General Counsel

Date: July 13, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 13, 2004